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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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                Date of report (Date of earliest event reported):

                                January 21, 2003

                               AGERE SYSTEMS INC.
             (Exact Name of Registrant as Specified in Its Charter)


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            Delaware                    1-16397                  22-3746606
            --------                    -------                  ----------

(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)



                1110 American Parkway NE, Allentown, Pennsylvania
                    (Address of Principal Executive Offices)

                                      18109
                                   (Zip Code)



       Registrant's telephone number, including area code: (610) 712-6011


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Item 2. Acquisition or Disposition of Assets.

On January 21, 2003, we sold our optoelectronic components business that provides cable television transmission systems, or CATV, telecom access and satellite communications components to EMCORE Corporation for $25 million in cash. The transaction includes the assets, products, product warranty liabilities, technology and intellectual property related to this business. The amount of consideration was determined through arms-length negotiations between the parties.

This transaction, in conjunction with the sale of a substantial portion of our optoelectronic components business to TriQuint Semiconductor, Inc. on January 2, 2003, completes the exit of our optoelectronic operations.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed statements of operations, included in Exhibit
99.1 to our Form 8-K filed on January 17, 2003, include adjustments to our historical results for the operations of the business sold to EMCORE, as if the sale had occurred at the beginning of the earliest fiscal year presented. The adjustments for the operations of the business sold to EMCORE are reflected in the column labeled "CATV Held-for-Sale." These unaudited pro forma condensed statements of operations also include adjustments to reflect the sale to TriQuint, as well as a refinement of our allocation methodology for shared information technology costs.

The assets and liabilities sold to EMCORE consist of $7 million in inventory and $2 million of other current liabilities related to product warranties at September 30, 2002. We realized net proceeds of $24 million from the sale. In a pro forma balance sheet the above adjustments would also result in an increase to equity of $19 million.

You should read this Form 8-K in conjunction with our Form 8-K filed on January 17, 2003, including the unaudited pro forma condensed financial statements contained therein, and our consolidated and combined financial statements included in our Form 10-K for the year ended September 30, 2002. Management believes that the assumptions used provide a reasonable basis on which to present the unaudited pro forma condensed financial statements. They should not be construed to be indicative of our results of operations or financial position had the transactions and events described been consummated on the dates assumed. These unaudited pro forma condensed financial statements also do not project our results of operations or financial position for any future period or date.

(c) Exhibits.

     See exhibit index.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2003


                                    Agere Systems Inc.

                                    By: /s/ Mark T. Greenquist
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                                           Name:  Mark T. Greenquist
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit No.       Description
----------        -----------
2                 Asset Purchase Agreement by and between Agere Systems Inc., as seller, and EMCORE Corporation, as buyer, dated as of
                  January 21, 2003. (Agere undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request)

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                            STATEMENT OF DIFFERENCES

The section symbol shall be expressed as...................................'SS'